UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2008

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 –Compensatory Arrangements of Certain Officers.

On February 21, 2008, the Board of Directors of Accuride Corp. (the “Company”) approved revisions to the form of severance and retention agreements the Company uses with certain of its executive officers and other senior management employees.  The new form of agreements will amend and replace existing severance and retention agreements, and will also be used for newly appointed officers.  The form of severance and retention agreements are attached as exhibits hereto and are incorporated herein.

As with the current agreements, the new form of severance and retention agreements provides for severance benefits upon termination of an executive’s employment with the Company either prior to or within 18 months following the date on which a “change of control” (as defined in the agreement) occurs.  The principal purpose of the revised form of severance and retention agreements is to comply with the recently issued final regulations under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”).  Section 409A imposes a series of new requirements on non-qualified deferred compensation plans.

In general, the amendments to the form of severance and retention agreements are technical in nature and were made to ensure that payments under the agreements continue to qualify within the short-term deferral exception to Section 409A and that the benefits provided under the agreements continue to either qualify within the short-term deferral exception, another available exception, or comply with the requirements of Section 409A.  The most significant change involves revising the definition of “good reason” to assure that any termination for “good reason” will qualify as an involuntary termination for purposes of Section 409A.  The amendments do not modify the basic amounts payable to any officer or other senior management employees.

In addition to the amendments described above, the form severance and retention agreements have been revised to clarify that the covenant not to compete does not prohibit participating executives from acquiring stock representing less than 1% of the outstanding stock of any publicly traded corporation that may compete with the Company.

Certain other minor modifications also were made.

Item 9.01		FINANCIAL STATEMENTS AND EXHIBITS

	(d)	Exhibits

		10.1	Form of Severance and Retention Agreement (Tier I executives).

		10.2	Form of Severance and Retention Agreement (Tier II executives).

		10.3	Form of Severance and Retention Agreement (Tier III executives).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date:	February 27, 2008	/s/ Stephen A. Martin
Stephen A. Martin
Vice President - General Counsel